Exhibit 10.85

Agreement of Changing One Party to the Employment Agreement

Party A: Beijing Sohu New Era Information Technology Co., Ltd

Party B (employee): Joanna Lv

Party C: Beijing Sohu New Media Information Technology Co., Ltd

Upon equal negotiation between Party A, Party B and Party C, the parties hereto have reached the following agreement with respect to performance by Party B and Party C of the employment agreement made between Party A and Party B.

1.	From execution hereof, Party A who has employed Party B shall transfer all of its rights and obligations under the employment agreement to Party C. Party C will replace Party A as a party to, and continue to perform, the employment agreement between Party A and Party B. Meanwhile, Party A will stop acting as a party to the employment Agreement.

2.	If Party A and Party B entered into other separate contract or agreement during the employment, such as confidentiality agreement, non-competition agreement or training agreement, Party C will replace Party A to continue to perform such contract or agreement according to the provisions of Article 1 hereof, as the party to the employment agreement changes.

3.	Party C undertakes that from execution hereof it will assume all of Party A’s rights and obligations under the employment agreement and other separate contract or agreement between Party A and Party B. Party C further undertakes that Party B’s years of service at Party A may be combined with those at Party C, and will be consolidated into Party B’s years of service at Sohu.

4.	Party B undertakes that from execution hereof she will continue to exercise and perform, with Party C, her rights and obligations under the employment agreement and other separate contract or agreement between her and Party A.

5.	This agreement is made in three counterparts, and each party hereto holds one.

Party A (seal): Beijing Sohu New Era Information Technology Co., Ltd

  (Company Seal)

Party B (signature): /s/ Joanna Lv

Name: Joanna Lv

Party C (seal): Beijing Sohu New Media Information Technology Co., Ltd

(Company Seal)

Date: April 1, 2013